Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  May 17, 2004
                ________________________________________________
                           Date of Report May 17, 2004
                         21st Century Technologies, Inc.

              ____________________________________________________
             (Exact name of registrant as specified in its charter)

Nevada                              000-29209                  48-1110566
________________________________________________________________________________
(State or other                (Commission File No.)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada

                                      89102
                                   __________
                                   (Zip Code)

                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 12.  EARNINGS PREDICTION.

Attached, as Exhibit 99.1, to this 8-K is the text of a press release issued May 17, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY TECHNOLOGIES, INC.
                                                (Registrant)


Dated;  May 17, 2004                    By: /s/ KEVIN ROMNEY
                                            ___________________________
                                                Kevin Romney
                                                Chief Executive Officer